Bill To:

Probe Manufacturing Industries, Inc                           OPEN PURCHASE ORDER

3050 Pullman Street                                                     Purchase Order No.: 0000017332

Costa Mesa, CA 92626                                                Change Order: 2

USA                                                                             Page:1

                                                                                     Order Date: October 10 2005

Ship To:                                                                      Confirm To: Joy

Probe Manufacturing Industries, Inc

3050 Pullman Street

Costa Mesa, CA 92626

USA

Supplier:

FUTURE ACTIVE

25B TECHNOLOGY DRIVE

SUITE 200

IRVINE, CA 92618 USA

Fax: 909-612-0667 Ph. 909-612-0167

TERMS	F.O.B.	SHIP VIA	FREIGHT ACCOUNT NO.
NET 40	DESTINATION	UPS

Item	Part number/descrip.	MFGR	PAKAG	Quantity	UOM	Unit Price	Ext.	Tax	Qual Spec
1 8-BIT MICROCONTROLLER, 400MHz MICROCHI REEL 95.00 EACH 9.05000 859.75 MICROP PIC18C658-E/L 303-0004822 Rev. Due Date Balance 10/24/2005 95.00
005 IC SM X24C16, ERASAVBLE PROM MICROCHI STICK 600.00 EACH 0.32000 192.00 Other 24LC16B-I/SN 336-0004070 Rev. Due Date Balance 10/31/2005 600.00
006 CONN TH 2 PIN, FRICTION LOCK MOLX STICK 400.00 EACH 0.05600 22.40 HDR 22-23-2021 646-0000857 Rev. Due Date Balance 11/21/2005 400.00

008     IC TH   ULN2003A, HI-CURRENT    SGS    STICK        125.00   EACH    0.20000          25.00

           OTHER     ULN2003A

1-4379

Rev.

                               Due Date                          Balance

                               10/31/2005                       1125.00

                                                                    Total PO Amount (no shipping charge): 1099.15

                                                                    Grand Total (no shipping): 1099.15

                                                                    Grand Total: 1099.15

BUYER: Thuy Nguyen APPROVAL: THN

All Electronic devices shall be packaged in compliance with EIQ-625.  All SMD’s shall comply to EIA 481-1,2,3.  All device date codes shall not exceed the following: SMD Passives & Actives- 36 Mo., Axial & Radial, Connectors-24 Mo. (Gold) -36 Mo., PCB’s-4 Mo. 1st Article report is req. on all Fab items.  **Supplier shall notify Probe in writing prior to providing product that conforms to PoHS/Lead Free requirements.**

                                                                    Total PO Amount (no shipping charge): 1099.15

                                                                    Grand Total (no shipping): 1099.15

                                                                    Grand Total: 1099.15

BUYER: Thuy Nguyen APPROVAL: THN